EXHIBIT 10.10

SUBSCRIPTION AGREEMENT

The Board of Directors
WestMountain Index Advisor, Inc.
123 North College Ave
Suite 200
Fort Collins, Colorado 80524

Re:	Subscription by Accredited Investor for Common Shares of WestMountain Index Advisor, Inc., a Colorado corporation (the "Company")

Gentlemen:

A.           Subscription

The undersigned accredited investor (the “Investor”) hereby irrevocably subscribes for and offers to purchase from the Company, the number of  shares of the Company’s common stock, $0.001 par value per share, (the "Shares") set forth on the signature page hereof (together with Warrants for an equal number of shares at an exercise price of $0.75 per share substantially in the form attached hereto) in accordance with the terms of this Agreement.

B.           Subscriber's Representations and Warranties.

The Investor hereby represents and warrants as follows:

1.           Warranties.  In connection with the Company’s offer of the Shares, the Investor represents and warrants as follows:

(a)
that the Investor has had an opportunity to ask questions of the principals or representatives of the Company, and all such questions, if any, have been answered to the full satisfaction of the Investor;

(b)
that the Investor, individually or together with others on whom the Investor relies, has such knowledge and experience in financial and business affairs that the Investor has the capability of evaluating the merits and risks of the Investor’s investment in the Company;

(c)	that the Investor is financially responsible and able to meet the Investor’s obligations hereunder and acknowledge that this investment is by its nature speculative;

(d)
that the Company has made all disclosure and documents requested by the Investor pertaining to this investment available to the Investor and, where requested, to the Investor’s attorney, accountant and investment adviser; and

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(e)	that the Investor will not sell the Shares without registration under the Securities Act of 1933 or an exemption therefrom.

2.           Suitability.  The Investor warrants and represents that the Investor is able to bear the economic risk of this investment up to and including total loss of this high risk investment and understands that this investment may be illiquid for an indefinite period of time.  Investor further warrants and represents that Investor either has such knowledge and experience in financial and business matters that the Investor is capable of evaluating the merits and risks of the Investor’s investment in the Company or, together with others on whom the Investor relies, has such knowledge and experience in financial and business matters that the Investor is capable of evaluating the merits and risks of the Investor’s investment in the Company; and  that the Investor relied upon the Investor’s own legal counsel or elected not to rely upon the Investor’s counsel despite the Company's recommendation that the Investor rely upon legal counsel.

3.           No Representations by the Company.  No representations or warranties, oral or otherwise, have been made to the Investor by the Company or any agent, employee or affiliate of the Company, or any other person whether or not associated with this offering, and in entering into this transaction, the Investor is not relying upon any information other than that contained in the results of his/her own investigation.

4.           Risk.  The Investor understands that an investment in the Company involves substantial risks.

5.           Residency Declaration.  The Investor represents and warrants that it is a resident of the state indicated by the Investor’s address below.

6.           No Registration, Restrictions of Transferability, and Registration.  The Investor understands that the Shares which have been offered are not registered in any state and are being sold pursuant to an exemption from registration under the Securities Act of 1933, as amended, under Section 4(6) thereof and analogous state law.  The Investor further understands that any transfers to residents of the United States must be made pursuant to registration or an exemption from registration both under federal securities law and any applicable securities laws in the transferee's state.

7.           Accredited Investor.  The Investor represents and warrants that it is an “accredited investor” as such term is defined in Regulation D of the Rules and Regulations promulgated under the Securities Act of 1933, as amended.

8.           Binding Agreement.  The Investor has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and this Agreement is a legally binding obligation of the Investor in accordance with its terms.

C.           Dispute Resolution:

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1.          If any dispute arises out of or relating to this Agreement or any alleged breach hereof, the party desiring to resolve such dispute shall deliver a written notice describing such dispute with reasonable specificity to the other party (“Dispute Notice”).  If any party delivers a Dispute Notice pursuant to this Section C 1., the parties involved in the dispute shall meet at least twice within the thirty (30) day period commencing with the date of the Dispute Notice and in good faith shall attempt to resolve such dispute.  Meetings and discussion pursuant to this Section C 1.are not required to be in person.

2.        If the dispute is not resolved pursuant to Section C 1. above, the dispute shall be settled by final and binding arbitration in the City of Seattle, State of Washington, under the then effective Comprehensive Arbitration Rules of JAMS at the request of any party to the dispute.  Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction.  The award rendered by the arbitrator shall be final and binding on the parties.  The arbitrator shall have the authority to award any remedy or relief that a court in the State of Washington could order or grant, including specific performance of any obligation created under this Agreement, the issuance of an injunction or other provisional relief, or the imposition of sanctions for abuse or frustration of the arbitration process.  The arbitrator shall apply the law of the State of Washington in deciding the merits of any dispute.  The arbitrator shall provide a written and reasoned explanation for any award rendered in the arbitration.  By agreeing to arbitration, the parties do not intend to deprive any court of its jurisdiction to issue a pre-arbitral injunction, pre-arbitral attachment, or other order in aid of arbitration proceedings and the enforcement of any award.

D.           Miscellaneous.

1.           This Agreement shall be governed by and construed in accordance with the laws of the State of Washington.

2.           This Agreement contains the entire agreement between the parties with respect to the subject matter hereof.  The provisions of this Agreement may not be modified or waived except in writing.

3.           The headings contained in this Agreement are for convenient reference only, and they shall not limit or otherwise affect the interpretation of any term or provision hereof.

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IN WITNESS WHEREOF, the Investor has executed this Agreement this __th day of February, 2011.

_______________________________________
Print Name: ______________________________
Title: ___________________________________
          (if Investor is an entity)
Address: ________________________________
           ___________________________________
           ___________________________________
Number of Shares: ______________ at $0.50 per
share; total subscription: $___________________

ACCEPTANCE

The foregoing subscription is hereby accepted and receipt of payment is hereby acknowledged with respect to the Shares subscribed for on the day and date above.

WESTMOUNTAIN INDEX ADVISOR, INC. By: /s/ Greg Schifrin Greg Schifrin, President

Attachment:  Form of Warrant

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